WELLS FARGO FUNDS TRUST

                                     Growth Fund
                          Class A, Class B and Institutional Class

                         Supplement dated September 29, 2000 to the
                            Prospectuses dated February 1, 2000



Effective October 1, 2000, Stephen Biggs is responsible as a portfolio manager for the day-to-day management of the Growth Fund.

Mr. Biggs joined Wells Capital Management Incorporated ("WCM") in June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund. From December 1995 through March 1997, he was an equities Analyst for Sentinel Asset Management. Mr. Biggs received his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a Chartered Financial Analyst, and a member of AIMR, Security Analysts of San Francisco.